UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2007 (March 20, 2007)

THE STANLEY WORKS
(Exact name of Registrant as specified in its charter)

Connecticut (State of incorporation)	1-5244 (Commission File No.)	06-0548860 (IRS Employer Identification No.)

1000 Stanley Drive
New Britain, Connecticut 06053
(Address of principal executive offices)

Registrant’s telephone number: (860) 225-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On March 20, 2007, The Stanley Works (the ‘‘Company’’) completed concurrent offerings of (i) 330,000 of its Floating Rate Equity Units (the ‘‘Equity Units’’), which includes 30,000 Equity Units to cover over-allotments, and (ii) $200,000,000 aggregate principal amount of the 5.00% Notes due 2010 (the ‘‘Notes’’). Both offerings were made under the Company’s existing Form S-3 shelf registration statement previously filed with the Securities and Exchange Commission (File No. 333-117607). In connection with these offerings, the Company is filing certain exhibits as part of this Form 8-K.

Item 9.01    Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

4.1	Purchase Contract and Pledge Agreement, dated as of March 20, 2007, between The Stanley Works, The Bank of New York Trust Company, N.A., as Purchase Contract Agent, and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.

4.2	Indenture, dated as of November 1, 2002, between The Stanley Works and The Bank of New York Trust Company, N.A., as successor trustee (the ‘‘Trustee’’) to JP Morgan Chase Bank N.A. (incorporated by reference to Exhibit 4(vi) to the Annual Report on Form 10-K for the year ended December 28, 2002).

4.3	Supplemental Indenture No. 1, dated as of March 20, 2007, between The Stanley Works and The Bank of New York Trust Company, as Trustee.

4.4    Form of Corporate Units Certificate (included in Exhibit 4.1).

4.5    Form of Treasury Units Certificate (included in Exhibit 4.1).

4.6    Form of Unpledged Convertible Note.

4.7    Form of Pledged Convertible Note.

4.8    Form of Officer’s Certificate, dated March 20, 2006, relating to the 5.00% Notes due 2010.

4.9    Form of 5.00% Notes due 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2007

The Stanley Works
By:	/s/ Bruce H. Beat
Name: Bruce H. Beat Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1	Purchase Contract and Pledge Agreement, dated as of March 20, 2007, between The Stanley Works, The Bank of New York Trust Company, N.A., as Purchase Contract Agent, and HSBC Bank USA, National Association, as Collateral Agent, Custodial Agent and Securities Intermediary.
4.2	Indenture, dated as of November 1, 2002, between The Stanley Works and The Bank of New York Trust Company, N.A., as successor trustee (the ‘‘Trustee’’) to JP Morgan Chase Bank N.A. (incorporated by reference to Exhibit 4(vi) to the Annual Report on Form 10-K for the year ended December 28, 2002).
4.3	Supplemental Indenture No. 1, dated as of March 20, 2007, between The Stanley Works and The Bank of New York Trust Company, as Trustee.
4.4	Form of Corporate Units Certificate (included in Exhibit 4.1).
4.5	Form of Treasury Units Certificate (included in Exhibit 4.1).
4.6	Form of Unpledged Convertible Note.
4.7	Form of Pledged Convertible Note.
4.8	Form of Officer’s Certificate, dated March 20, 2006, relating to the 5.00% Notes due 2010.
4.9	Form of 5.00% Notes due 2010.